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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2002

Bio-Technology General Corp.
(Exact name of issuer as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-15313 (Commission File Number)	13-3033811 (IRS Employer Identification No.)
70 Wood Avenue South Iselin, New Jersey (Address of Principal Executive Offices)		08830 (Zip Code)

Registrant's telephone number, including area code: (732) 632-8800

None.
(Former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

        On August 2, 2002, Bio-Technology General Corp. issued the press release filed herewith as Exhibit 99.1

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (a)
  Financial Statements of Business Acquired.

    None.

  (b)
  Pro Forma Financial Information.

    None.

  (c)
  Exhibits.

  99.1
  Press release issued by Bio-Technology General Corp., dated August 2, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-TECHNOLOGY GENERAL CORP. (Registrant)
By:	/s/ JOHN BOND John Bond Senior Vice President—Finance
Dated: August 2, 2002

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SIGNATURES